UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2023

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Parkway North Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	CF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2023, the Board of Directors (the “Board”) of CF Industries Holdings, Inc. (the “Company”) elected Susan A. Ellerbusch to the Board effective immediately. In connection with Ms. Ellerbusch’s election to the Board, she has been appointed to serve as a member of the Environmental Sustainability and Community Committee of the Board. Upon her election to the Board, as a non-employee director, Ms. Ellerbusch received a restricted stock grant under the Company’s 2022 Equity and Incentive Plan with a fair market value of $160,000. In addition, as a non-employee director, Ms. Ellerbusch is entitled to an annual cash retainer of $115,000, payable quarterly in advance, including $28,750 for the current quarterly period which began August 3, 2023. Ms. Ellerbusch has entered into the Company’s standard indemnification agreement for officers and directors, under which the Company is required to indemnify the director to the fullest extent permitted by the General Corporation Law of the State of Delaware in connection with any proceedings relating to the director being or having been a director of the Company and to advance any expenses incurred by the director in connection with such proceedings. A form of the Company’s standard indemnification agreement was filed as Exhibit 10.10 to Amendment No. 2 to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on July 20, 2005 (File No. 333-124949).

On October 17, 2023, the Company issued a press release regarding Ms. Ellerbusch’s election to the Board. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 17, 2023

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 17, 2023	CF INDUSTRIES HOLDINGS, INC.

		By:	/s/ Michael P. McGrane
		Name:	Michael P. McGrane
		Title:	Vice President, General Counsel, and Secretary